AdvisorShares Trust

Item 77Q (1) - Copies of any new or amended investment advisory contracts

Investment Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and AdvisorShares Trust is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 121 to the Registration Statement on Form N-1A (Accession No. 0001615774-17-005962) ("PEA 120") as
filed with the U.S. Securities and Exchange Commission (the "SEC") on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Dorsey, Wright & Associates, LLC is incorporated herein by reference to Exhibit
(d)(2) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Peritus I Asset Management, LLC is incorporated herein by reference to Exhibit
(d)(3) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Ranger Alternative Management L.P. is incorporated herein by reference to Exhibit
(d)(4) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Madrona Funds, LLC is incorporated herein by reference to Exhibit (d)(5) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and American Wealth
Management is incorporated herein by reference to Exhibit (d)(6) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Wilshire Associates Incorporated is incorporated herein by reference to Exhibit
(d)(7) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Partnervest Advisory
Services, LLC is incorporated herein by reference to Exhibit
(d)(8) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Newfleet Asset Management, LLC is incorporated herein by reference to Exhibit
(d)(9) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Treesdale Partners,
LLC is incorporated herein by reference to Exhibit (d)(10) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Sage Advisory
Services, Ltd. Co. is incorporated herein by reference to Exhibit (d)(11) of PEA 120 as filed with the SEC on October 27,
2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Pacific Asset Management is incorporated herein by reference to Exhibit
(d)(12) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Cornerstone
Investment Partners, LLC is incorporated herein by reference to Exhibit (d)(13) of PEA 120 as filed with the SEC on October 27,
2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Korea Investment Management Co, Ltd is incorporated herein by reference to Exhibit (d)(14) of PEA 120 as filed with the SEC on October 27, 2017.

Investment Sub-Advisory Agreement dated September 8, 2017 between AdvisorShares Investments, LLC and Sabretooth Advisors,
LLC is incorporated herein by reference to Exhibit (d)(15) of PEA 120 as filed with the SEC on October 27, 2017.